EXHIBIT 10.9


                      Dated: The 2nd day of February, 2000

                          POPSTAR COMMUNICATIONS, INC.

                                       and

                             NETALONE.COM (BVI) LTD.




                                   AGREEMENT

                           for Subscription of Shares
                                       of
                          POPstar Communications, Inc.





                           GOODMAN PHILLIPS & VINEBERG
                          In Association with Fong & Ng
                          8th Floor, Aon China Building
                             29 Queens Road Central
                                    Hong Kong

                          SHARE SUBSCRIPTION AGREEMENT

                          POPstar Communications, Inc.


THIS SHARE SUBSCRIPTION AGREEMENT is dated the 2nd day of February, 2000.

B E T W E E N:

(1) POPSTAR COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Nevada, the United States of America whose principal office address is located at 107 East 3rd Avenue, Vancouver, British Columbia, Canada (the "Company");


     and

(2) NETALONE.COM (BVI) LTD., a corporation incorporated under the laws of the British Virgin Islands whose registered address is Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, the British Virgin Islands (the "Investor");



THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   Purchase and Sale of Shares.

1.1 Sale and Issuance of Restricted Common Shares. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined in Section 2.1) and the Company agrees to sell and issue to the Investor at the Closing 1,500,000 shares of common stock of the Company at a price per share of US$2.00 (the "Shares").

1.2 Option. As further consideration for the aggregate amount paid to the Company pursuant to Section 1.1, the Company hereby grants to the Investor, or its permitted assigns or transferees, an option to purchase from the Company at any time prior to the date which is three months subsequent the date on which the Company's shares are relisted and/or quoted on the OTC Bulletin Board ("OTCBB"), subject to prior termination in accordance with
     Section 8.2, 1,500,000 Shares (such underlying shares, as increased or decreased in accordance herewith, are hereinafter referred to collectively as the "Option Stock"). Such option will be exercisable from time to time, in whole or in part, for a price per Share set forth in the immediately preceding Section 1.1 (as modified from time to time in accordance herewith, the "Exercise Price"). Such option shall be assignable by the Investor without restriction (except for applicable securities laws). The Investor may exercise its option by the delivery of written notice to the Company. The Company will issue the Shares that are the subject of the option, and the Investor will pay the price therefor to the Company in cash, on the third (3rd) business day following any exercise of the option. Prior to an exercise of the option granted it pursuant to this
     Section 1.2, the Investor shall not have any rights or obligations as a shareholder hereunder with respect to the Option Stock (the rights as a holder of the Shares acquired pursuant to Section 1.1 being unaffected).

1.3 Anti-Dilution. With respect to the option described in Section 1.2 and the rights of the Investor in connection therewith:

     (a)  Subdivision and Combination.

          (i) In case the Company shall at any time subdivide or combine the outstanding Shares, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Such (combination) subdivision may consist of (reverse) stock splits, stock dividends, reclassifications or any other comparable transaction by which Shares or other capital stock are (combined into a smaller number of shares or) issued to holders of such Shares or other capital stock by virtue of such share ownership.

          (ii) Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 1.3, the number of shares of Option Stock issuable upon the exercise at the adjusted exercise price of the Investor's option shall be adjusted to the nearest whole number of shares by multiplying the number of shares of Option Stock issuable upon exercise of such option prior to the adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the adjusted Exercise Price.

          (iii) For the purpose of this Section 1.3, the term "Shares " shall mean (i) the Shares as defined in the recitals hereto, or (ii) any other class of stock resulting from successive changes or reclassifications of such Shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

     (b) Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Shares), the entity formed by such consolidation or merger shall execute and deliver to the Investor a supplemental option providing that the Investor shall have the right thereafter (until the expiration of such option) to receive, upon exercise of such option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Option Stock of the Company for which such option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental option shall provide for adjustments which shall be identical to the adjustments provided above. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

     (c) Notices of Adjustments. After each adjustment of the Exercise Price or the number of Shares issuable upon exercise of any of the aforementioned option pursuant to this Section 1.3, the Company will promptly (but in all cases within seven (7) days) prepare a notice to the Investor setting forth: (i) the Exercise Price, as so adjusted,
          (ii) the number of shares of Option Stock purchasable upon exercise of the option after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will cause such notice to be sent by overnight courier to the Investor at his last address as it shall appear on the registry books of the Company.

2.   The Closing.

2.1 Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at 107 East 3rd Avenue, Vancouver, BC, V5T 1C7, Canada no later than the close of business (Vancouver time) on February 9, 2000 or at such other time, date and place as the Company and the Investor mutually agree upon orally or in writing (the "Closing Date").

2.2 Deliveries by the Company. At the Closing, the Company shall deliver to the Investor a certificate or certificates representing 1,500,000 Shares against payment of the aggregate purchase price of US$3,000,000 therefor by certified cheque, irrevocable wire transfer or any combination thereof.

2.3 Deliveries by the Investor. At the Closing, the Investor shall deliver a certified cheque or such evidence of irrevocable wire transfer reasonably satisfactory to the Company.

3.   Representations and Warranties of the Company.

     The  Company   hereby   represents   and  warrants  to  the  Investor,   as
     representations and warranties that will be true and correct as of the Closing Date:

3.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

3.2. Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value US$0.001 per share, and no shares of preferred stock. As of the date of this Agreement, the Company has 17,047,500 shares of common stock issued and outstanding. No shares have otherwise been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of the Company are validly issued, fully paid and non-assessable. Except with respect to the Shares and Option Stock which are the subject of this Agreement, the employee stock options for an aggregate of 757,500 common shares having an average strike price of US$0.389 per employee option share, an aggregate of up to 3,000,000 restricted common shares reserved to be issued pursuant to certain Investor Exchange Agreements all dated July 13, 1999, and an aggregate of up to 1,500,000 restricted common shares and an aggregate of up to 1,500,000 option stock to be issued to other accredited purchasers, as of the Closing Date there will not be outstanding any other warrants, options or other agreements on the part of the Company obligating the Company to issue any additional Shares or any of its securities of any kind. Save for the above, the Company will not issue any shares of capital stock from the date of this Agreement through the Closing Date.

3.3. Subsidiaries. Except as described in Exhibit B, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. Except as disclosed in Exhibit C, the Company is not a participant in any joint venture, partnership, or similar arrangement.

3.4. Authorization. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing Date, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with its terms.

3.5. Ownership of Shares. The delivery of certificates to the Investor will result in the Investor's immediate acquisition of record and beneficial ownership of the Shares, free and clear of all encumbrances other than restrictions on transfer imposed by Federal and State securities laws. Save as disclosed herein, there are no outstanding warrants, options, rights (pre-emptive, conversion or otherwise), agreements or commitments of any kind relating to the issuance, sale or transfer of any equity securities or other securities of the Company.

3.6 Litigation. There is no action, suit, proceeding or investigation of which the Company has notice pending or, to the best of the Company's knowledge, currently threatened before any court, administrative agency or other governmental body against the Company which questions the validity of this Agreement or the right of the Company to enter hereinto, or to consummate the transactions contemplated hereby, or which could result, either individually or in the aggregate, in any material adverse change in the condition (financial or otherwise), business, property, assets or liabilities of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Except as disclosed in writing to the Investor, to the best of the Company's knowledge, the Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which materially adversely affects the condition (financial or otherwise), business, property, assets or liabilities of the Company. Except as disclosed in writing to the Investor, there is no action, suit or proceeding initiated by the Company currently pending or that the Company intends to initiate.

3.7. Title to Property and Assets. The Company has good and marketable title to all of its properties and assets free and clear of all mortgages, liens and encumbrances, except liens for current taxes and assessments not yet due for which adequate reserves have been set aside and that do not, in any case, individually or in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company or security interests or encumbrances disclosed to the Investor. All liens and encumbrances affecting the Company's assets are summarized in Exhibit D hereto, which is hereby incorporated by reference. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of the Company's knowledge, holds a valid leasehold interest free of all liens, claims or encumbrances. The Company's properties and assets and the properties and assets leased by the Company are in good condition and repair in all material respects, reasonable wear and tear excepted.

3.8. Brokers or Finders. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

3.9. Meaning of Company's Knowledge. Where used herein, the expression "Company's knowledge" means information that is within the actual knowledge of the directors or officers of the Company after due and careful enquiry, acting in their capacity as such in the course of their activities, duties and responsibilities on behalf of the Company.

3.10.U.S.  and other  Applicable  Securities  Representations.  The  Company has
     taken all necessary procedural steps and measures to offer its securities only to "accredited investors" (as defined in Section 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended, hereinafter the "Securities Act") or to persons that are not "U.S. persons" (as defined in Regulation S under the Securities Act), and to otherwise ensure that the offering of the Shares to the Investor (and to all other persons whose purchases of Shares may be integrated with the Investor's purchase hereunder) is exempt from the registration requirements under the Securities Act and from all other applicable securities laws, including without limitation the laws of the Province of British Columbia.

3.11.Books of Account Accurate. The books of account and financial records of the Company accurately and correctly set out and disclose, in all material respects, the current financial position of the business of the Company and all transactions of or relating to therein have been accurately recorded in such books and records.

3.12.No Undisclosed Liabilities. The Company has not been nor is now subject to any liabilities or obligations, direct, indirect or contingent (including, without limitation, any outstanding guarantees) other than those disclosed in this Agreement and those arising in the ordinary course of business (none of which, on an individual basis, exceed US$25,000.00).

3.13.No Guarantees. Neither the Company nor its subsidiaries has guaranteed or otherwise given security for or agreed to guarantee or give security for any liability, debt or obligation of any person, firm or corporation.

3.14.No Union. The Company has not made any  arrangements  with any labour union or employee association or made commitments to or conducted any negotiations with any union or employee association with respect to any future agreements and is not aware of any current attempts to organise or establish any labour union or employee association relating to the business of the Company.

3.15.Material Contracts. Save as disclosed in Exhibit E, the Company is not a party to or bound by any contracts, agreements, arrangements, leases or other documents (oral or written) other than those entered into in the ordinary course of business or which involve a costs, expenditure or liability of less than US$25,000.00 for each such contract or document.

3.16.Income and Other Taxes. The Company has duly filed on a timely basis all tax returns required to be filed by them in connection with the business of the Company and have paid all taxes that are due and payable and all assessments, reassessments, governmental charges, penalties, interest and fines due and payable by them. The Company has made adequate provision for taxes payable in respect of the business of the Company for the current fiscal period and any previous periods for which tax returns are not yet required to be filed. The Company has withheld from each payment made to any of its past or present employees, officers or directors, with respect to the business, the amounts of all taxes and other deductions required to be withheld therefrom and has paid the same to the proper tax or other receiving authorities or officers within the time required under any applicable legislation.

3.17.Financial   Statements.   The  Company  has   delivered   to  the  Investor
     consolidated balance sheets of the Company and its subsidiaries as at December 31, 1999, and statements of income and changes in financial position for the twelve-month period then ended. Such financial statements are internally prepared and unaudited but fairly present the consolidated financial condition and results of operations of the Company and its subsidiaries as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United Stated accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

3.18.No Material Adverse Change. Since the date of the Company's financial statements, being December 31, 1999, there has not been any material adverse change in the business or financial condition of the Company and its subsidiaries taken as a whole.

3.19.Transactions  with  Directors and Officers.  Except as disclosed in Exhibit
     F, the Company and its subsidiaries do not engage in business with any person in which any of the Company's directors or officers has a material equity interest. No director or officer of the Company owns any property, asset or right which is material to the business of the Company and its subsidiaries, taken as a whole.

3.20.Borrowing and Guarantee. The Company and its subsidiaries (a) do not have any indebtedness for borrowed money, (b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business).

3.21.The Company has caused to be terminated, including any obligations thereunder, each of the following agreements:

     (a) Shareholders' Agreement dated January 12, 1999 between Kemayan E. C. Hybrid Ltd. ("KECH"), Sunfield Industries Limited ("Sunfield"), Uprising Overseas Limited ("Uprising"), Golden Harvest Overseas Ltd. ("Golden Harvest"), Philip P. L. Choi in his capacity as trustee of the Thompson Chu Family Trust, Philip P. L. Choi in his capacity as trustee of the John McDermott Family Trust and POPstar Global Communications Inc. ("POPstar-BVI");

     (b) Investors' Rights Agreement dated January 12, 1999 between POPstar-BVI and KECH;

     (c) Investors' Rights Agreement dated January 12, 1999 between POPstar-BVI and Sunfield;

     (d) Investors' Rights Agreement dated January 12, 1999 between POPstar-BVI and Uprising;

     (e) Investors' Rights Agreement dated January 12, 1999 between POPstar-BVI and Golden Harvest; and

     (f)  Registration   Rights   Agreement   dated  January  12,  1999  between
          POPstar-BVI, and each of KECH, Sunfield, Uprising and Golden Harvest.

3.22 A legal opinion or legal opinions, in form satisfactory to the Investor, has been provided to the Investor from counsel for the Company as to the due authorization by the Company and legal effect of the termination of the agreements by the Company referred to in Section 3.21 above.

4.   Representations and Warranties of the Investor.

     The Investor hereby represents and warrants, as representations and warranties that will be true and correct as of the date of this Agreement and will be true and correct as of the Closing Date, that:

4.1 No Qualification. The Investor understands and acknowledges that (i) none of the Shares have been qualified by a prospectus or registration statement or otherwise qualified for sale under the securities laws of any jurisdiction; (ii) absent an exemption from registration or prospectus requirements of applicable Federal and State securities laws of the United States of America, the issuance and sale of the Shares would require the involvement of a registered dealer and the filing of a prospectus and registration statement (if applicable); (iii) the Company is and will be issuing such securities in reliance upon exemptions from the registration and prospectus requirements of such securities laws; and (iv) the availability of such exemptions depends upon, among other things, the Investor's representations, warranties and agreements contained in this Agreement, including, without limitation, the bona fide nature of the investment intent as expressed herein. The Investor further understands and acknowledges that the Company, subject to its obligations under Section 8 hereof, is under no obligation to register or qualify the Shares under any applicable securities law, or to comply with any exemptions under any applicable securities law in connection with any resale of such Shares.

4.2 No Regulatory Review. The Investor understands and acknowledges that no securities commission or similar regulatory authority has made any finding or determination regarding the fairness of the offer, sale or issuance of the securities described herein, has made any recommendation or endorsement of the offer and sale of the securities described herein or has reviewed or passed in any way upon this Agreement or upon the merits of the securities described herein.

4.3 Investment. The Investor is acquiring the Shares as principal, for investment purposes only, for Investor's own account and not with the view to or for resale.

4.4 Speculative Investment. The Investor is aware that the acquisition of the securities herein is a speculative investment involving a high degree of risk and that there is no guarantee that the Investor will realize any gain from an investment in such securities. The Investor further understands that it could lose the entire amount of the Investor's investment herein. The Investor is financially able to bear the economic risk of an investment in the securities described herein, including the ability to hold such securities indefinitely and to afford a complete loss of the Investor's investment in such securities.

4.5 Resale Restrictions. The Investor acknowledges that it's rights to transfer the Shares will be restricted, including restrictions under applicable securities laws, and that the Investor has been independently advised as to such restrictions, and, without limiting the generality of the foregoing, the fact that the Investor will not be able to trade in such securities except where an exemption is available under relevant securities laws and the Investor understands such restrictions. The Investor covenants that it will not sell, transfer or otherwise dispose of the Shares except in compliance with all applicable securities laws. In connection therewith, the Investor acknowledges that the Company may make a notation on its share registers and records regarding the restrictions on transfers set forth in this Section 4.5 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

4.6 No Advertising. The offering and sale of the Shares were not made through an advertisement of the securities in the printed media of general and regular unpaid circulation, radio or television or any other form of advertisement or as part of a general solicitation. The Investor acknowledges that the information received by it does not, individually or collectively, constitute an offering memorandum or similar document describing the business or affairs of the Company which has been, or appears or purports to have been, prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of securities of the Company; provided, however, that nothing contained in this sentence shall be construed as an acknowledgement of any kind that the Investor has not relied on the accuracy of such information.

4.7 Brokers or Finders. No finder, broker, agent, financial advisor or other intermediary has acted on behalf of the Investor in connection with the transactions contemplated by this Agreement.

4.8 Authorization. This Agreement when executed and delivered by the Investor will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms.

4.9 Accredited Investors. The Investor acknowledges that it has read and is familiar with and understands Rule 501 of Regulation D under the Securities Act. The Investor acknowledges that it is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act and has the financial means and the business, financial and investment experience and acumen to evaluate the merits and risks of this investment, to conduct such investigations as is considered appropriate and to bear the risk inherent in this investment.

4.10 Certificate Legending. The certificates evidencing the Shares may contain a legend similar to the following or substantially as follows:

          THE SHARE OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE, OR UNLESS
          AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

4.11 No Representation. Other than as set forth herein and those included in the documents to be delivered with the Closing contemplated hereby, the Investor acknowledges that it has not received and will not receive any representations or warranties from the Company or any of its affiliates or any of its employees or agents in making an investment decision related to the acquisition of the securities described herein.

5.   Conditions of Investor's Obligations at the Closing.

     The obligations of the Investor to complete the transaction contemplated by this Agreement are subject to the fulfillment on or before the time of closing on the Closing Date of each of the following conditions, the waiver of which shall not be effective against the Investor if the Investor does not consent in writing thereto:

5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the time of Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.   Conditions of the Company's Obligations at the Closing.

     The obligations of the Company to complete the transactions contemplated by this Agreement are subject to the fulfillment on or before the time of closing on the Closing Date of each of the following conditions:

6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 4 shall be true on and as of the time of Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

6.2 Payment of Purchase Price. The Investor shall have paid the purchase price specified in Section 2.1 payable at such Closing against delivery of a certificate or certificates representing the Shares issuable at such Closing.

6.3 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incidental to these transactions, shall be reasonably satisfactory in substance to the Company.

7.   Miscellaneous.

7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, the United States of America, without regard to any provisions thereof relating to conflicts of laws principles thereof.

7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Company or the Investor and the closing of the transactions contemplated hereby.

7.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Investor to purchase Shares shall not be assignable without the consent of the Company.

7.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto or contemplated hereby constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.5 Notices, Etc. All notices and other communications required or permitted hereunder, shall be in writing and shall be personally delivered, sent by facsimile, or delivered by a nationally recognized overnight courier, addressed (a) if to the Investor, at the Investor's address or facsimile number set forth in Exhibit A, or at such other address or facsimile number as the Investor shall have furnished to the Company in writing, or

     (b) if to the Company, at its address or facsimile number set forth in Exhibit A, or at such other address or facsimile number as the Company shall have furnished to the Investor. Any such notice or communication shall be deemed to have been received (A) in the case of personal delivery or delivery by telecopier, on the date of such delivery, and (B) in the case of a nationally-recognized overnight courier, on the next business day after the date when sent.

7.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

7.7 NO QUALIFICATION. THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER COUNTRY, STATE OR PROVINCE, IN RELIANCE UPON CERTAIN EXEMPTIONS FORM SUCH QUALIFICATION OR REGISTRATION TO THE EXTENT APPLICABLE. ANY REPRESENTATION TO THE CONTRARY IS AN OFFENSE. AS A RESULT, THIS OFFERING WILL NOT BE REVIEWED OR APPROVED BY THE U.S.
     SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY OTHER  SECURITIES  REGULATORY
     AGENCY.

7.8 Expenses. The Company and the Investor shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

7.9 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

7.10 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

7.11 Currency. All references to money in this Agreement and the Exhibits hereto, except where otherwise indicated, are to amounts in lawful currency of the United States of America.

7.12 Amendments to Comply. The parties will execute such documents and instruments as they may each approve, acting reasonably, in order to amend this Agreement to the extent necessary to ensure that the provisions of this Agreement will comply with the law of the State of Nevada.

7.13 Public Announcements. The parties will make such public announcements with respect to the transactions contemplated herein as are (a) required by applicable law (provided that the parties consult with each other in preparation thereof) or (b) as may be agreed to by the parties from time to time.

8.   Registration.

8.1 Quoting on OTCBB. The Company covenants that its shares will be relisted and/or be quoted on the OTCBB within the end of the forty-five (45) days subsequent to the date of this Agreement, all parties hereby acknowledging that there will be no grace period for any defaults in relation to this covenant.

8.2 Breach or Default. If the Company should be in breach under its obligation in Section 8.1 above, the Company shall repurchase the Shares from the Investor for the same amount of consideration that was paid by the Investor to the Company for such Shares. The Investor shall return any instruments evidencing the Option Stock issued pursuant to Section 1.2, marked as "Cancelled" and do all such things and execute all such documents and instruments as are necessary or reasonably requested by the Company to indicate that its rights under Section 1.2 hereof are terminated.

8.3 Spending Restriction. The Company hereby covenants and agrees that until such date that is the earlier of (a) the date on which its shares are relisted and/or are quoted on the OTCBB as provided in Section 8.1 hereof and (b) 45 days from the date hereof, the Company shall spend a maximum of US$125,000 of the aggregate purchase price payable pursuant to Section 2.1 hereof by the Investor.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

POPSTAR COMMUNICATIONS, INC.


By   /s/ John McDermott
    ----------------------------------

    President and CEO
    ---------------------------------
    Title


NETALONE.COM (BVI) LIMITED


By:  /s/ Esmond Li
    ---------------------------------

    Director
    ---------------------------------
    Title

                                    EXHIBIT A

                              NOTICES (Section 8.5)

                                  THE INVESTOR


Name of Investor:               NETALONE.COM (BVI) LIMITED

Address:                        Akara Building
                                24 De Castro Street
                                Wickhams Cay I
                                Road Town, Tortola
                                British Virgin Islands

Telephone No:                   (852) 2330-0336

Facsimile No:                   (853) 2296-6886




                                   THE COMPANY


Name of the Company:            POPstar Communications, Inc.

Address:                        107 East 3rd Avenue
                                Vancouver, BC  V5T 1C7
                                Canada

Telephone No:                   (604) 872-6608

Facsimile No:                   (604) 872-6601

                                    EXHIBIT B

                                  SUBSIDIARIES

                                  (Section 3.3)

The following is the only subsidiary of the Company:


POPstar Global Communications Inc. ("POPstar-BVI")
(wholly-owned)

Form of legal entity:      International Business Company, limited liability
Place of incorporation:    The British Virgin Islands
Date of incorporation:     December 17, 1998




The following are the only subsidiaries of POPstar-BVI:


POPstar Communications Asia Pacific Limited
(wholly-owned)

Form of legal entity:      Limited liability company
Place of incorporation:    Hong Kong
Date of incorporation:     June 20, 1991
Former name:               Echelon International Limited
Date of name change:       June 2, 1999


POPstar Communications Canada Corp.
(wholly-owned)

Form of legal entity:      Unlimited liability company
Place of incorporation:    The Province of Nova Scotia, Canada
Date of incorporation:     September 17, 1999

                                    EXHIBIT C

           JOINT VENTURES, PARTNERSHIP OR SIMILAR ARRANGEMENT ENTERED
                               INTO BY THE COMPANY

                                  (Section 3.3)

Nil.

                                    EXHIBIT D

                 LIENS AND ENCUMBRANCES AFFECTING COMPANY ASSETS

                                  (Section 3.2)

Nil.

                                    EXHIBIT E

                               MATERIAL CONTRACTS

                                 (Section 3.15)

1. Licensing Agreement dated January 11, 1999 between POPstar-BVI and TGI Technologies Ltd. ("TGI")

2.   Services Agreement dated January 11, 1999 between POPstar-BVI and TGI.

3.   Assignment  of  Trademark  dated  January  11,  1999  by TGI in  favour  of
     POPstar-BVI.

4.   Preferred   Share  Purchase   Agreement  dated  January  12,  1999  between
     POPstar-BVI and KECH.

5.   Preferred   Share  Purchase   Agreement  dated  January  12,  1999  between
     POPstar-BVI and Sunfield.

6.   Preferred   Share  Purchase   Agreement  dated  January  12,  1999  between
     POPstar-BVI and Uprising.

7.   Preferred   Share  Purchase   Agreement  dated  January  12,  1999  between
     POPstar-BVI and Golden Harvest.

8. Supplemental Preferred Share Purchase Agreement dated March 29, 1999 between POPstar-BVI and KECH.

9. Supplemental Preferred Share Purchase Agreement dated March 29, 1999 between POPstar-BVI and Sunfield.

10. Supplemental Preferred Share Purchase Agreement dated March 29, 1999 between POPstar-BVI and Uprising.

11. Supplemental Preferred Share Purchase Agreement dated March 29, 1999 between POPstar-BVI and Golden Harvest.

12. Promissory Note (in the amount of US$1,000,000) dated March 30, 1999 by TGI in favour of POPstar-BVI.

13. Legal Retainer Agreement dated April 29, 1999 between POPstar-BVI and the Law Offices of M. Richard Cutler regarding securities laws services and issue of restricted common shares in lieu of portion of fees.

14. Investor Relations Agreement dated May 1, 1999 between POPstar-BVI and The Michelson Group, Inc. regarding the provision by the latter party of investor relations services to POPstar-BVI.

15.  Further  Supplemental  Agreement dated May 1, 1999 between  POPstar-BVI and

     Sunfield.

16.  Acquisition   Agreement  dated  July  13,  1999  between  the  Company  and
     POPstar-BVI.

17.  Investor  Exchange  Agreement  dated July 13, 1999  between the Company and
     KECH.

18. Investor Exchange Agreement dated July 13, 1999 between the Company and Sunfield.

19. Investor Exchange Agreement dated July 13, 1999 between the Company and Uprising.

20. Investor Exchange Agreement dated July 13, 1999 between the Company and Golden Harvest.

21. Share Purchase Agreement dated July 16, 1999 between the Company and Robert Potter (100,000 restricted common shares).

22. Share Purchase Agreement dated July 20, 1999 between the Company and Donald Farnell (10,000 restricted common shares).

23. Share Purchase Agreement dated July 20, 1999 between the Company and Donald Roth (10,000 restricted common shares).

24. Share Purchase Agreement dated July 20, 1999 between the Company and Thomas Halzack (5,000 restricted common shares).

25.  Amendment Agreement dated August 24, 1999 between the Company and Sunfield.

26. Amendment to Licensing Agreement dated August 24, 1999 between POPstar-BVI and TGI.

27. Amendment to Services Agreement dated August 24, 1999 between POPstar-BVI and TGI.

                                    EXHIBIT F

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

                                 (Section 3.19)

1. Material Contracts numbers 1, 2, 3, 4, 8, 12, 16, 17, 26 and 27 listed in Exhibit E to this Agreement are also applicable to this Exhibit F.

2. Employment agreements, all dated July 20, 1999, between the Company and each of John McDermott, Thompson Chu and Don Lau.

3. On December 17, 1998, the Company's wholly-owned subsidiary, POPstar-BVI, entered into an oral month to month lease for the lease of approximately 4,800 square feet of administrative space located at 107 East 3rd Avenue, Vancouver, British Columbia, Canada to serve as the Company's temporary headquarters at a rate of US$4,000.00 per month. The leased premises are owned by Tradeglobe Consulting Ltd. John McDermott and Thompson Chu, directors and officers of the Company, are also directors and officers of Tradeglobe Consulting Ltd.

4. On March 15, 1999, the POPstar-BVI's wholly-owned subsidiary, POPstar Communications Asia Pacific Limited, entered into an oral month-to-month lease for the lease of approximately 1,000 square feet of executive offices located at Westlands Centre, Room 908, 20 Westlands Road, Quarry Bay, Hong Kong to serve as a sales, marketing, and technical support facility for the the Company's Asian operations at a rate of US$2,000.00 per month. The leased premises are owned by Easewell Management Ltd., a company beneficially owned by Thompson Chu, a director and officer of the Company.